Exhibit 24

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Schering-Plough Corporation, a New Jersey corporation (herein called the "Corporation"), does hereby constitute and appoint Kevin A. Quinn, Thomas H. Kelly and Benjamin Croce, or any of them, his or her true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under said Act of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1994 (herein called the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign the respective names of the undersigned officers and/or directors as indicated below to the Form 10-K and/or to any amendment of the Form 10-K and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 28th day of February, 1995.



/s/Robert P. Luciano           /s/Richard J. Kogan
Robert P. Luciano, Chairman    Richard J. Kogan, President and
and Chief Executive Officer;   Chief Operating Officer;
Director                       Director



/s/Harold R. Hiser, Jr.        /s/Thomas H. Kelly
Harold R. Hiser, Jr.           Thomas H. Kelly, Vice President
Executive Vice President-      and Controller; Principal
Finance; Principal Financial   Accounting Officer
Officer





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/s/Hans W. Becherer                   /s/Richard de J. Osborne
Hans W. Becherer                      Richard de J. Osborne
Director                              Director



/s/Hugh A. D'Andrade                  /s/William A. Schreyer
Hugh A. D'Andrade                     William A. Schreyer
Director                              Director



/s/David C. Garfield                  /s/Robert F. W. van Oordt
David C. Garfield                     Robert F. W. van Oordt
Director                              Director



/s/Regina E. Herzlinger               /s/R. J. Ventres
Regina E. Herzlinger                  R. J. Ventres
Director                              Director



/s/H. Barclay Morley                  /s/James Wood
H. Barclay Morley                     James Wood
Director                              Director



























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